                                                                   EXHIBIT 10.10

                          FINANCIAL ADVISORY AGREEMENT

         This Agreement is made and entered into as of the 28th day of February, 2000, between Corpas Investments, Inc. (the "Company") and D.R.F.W. Group, Inc. (the "Financial Advisor").

                              W I T N E S S E T H:

         WHEREAS, The Company is seeking certain financial advice regarding business and financing activities; and

         WHEREAS, the Financial Advisor is willing to furnish certain business and financial related advice and services to the Company on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. PURPOSE. The Company hereby engages the Financial Advisor on a non-exclusive basis for the term specified in this Agreement to render financial advisory consulting advice to the company relating to financial and similar matters upon the terms and conditions set forth herein.

         2. DUTIES OF THE FINANCIAL ADVISOR. During the term of this Agreement, the Financial Advisor will provide the Company with consulting advice as specified below at the request of the Company, provided that the Financial Advisor shall not be required to undertake duties not reasonably within the scope of the consulting advisory service in which the Financial Advisor is engaged generally. in performance of these duties, the Financial Advisor shall provide the Company with the benefits of its best judgment and efforts, and the Financial Advisor cannot and does not guarantee that its efforts will have any impact on the business of the Company or that any subsequent improvement will result from the efforts of the Financial Advisor. it is understood and acknowledged by the parties that the value of the Financial Advisor's advice is not measurable in any quantitative manner, and that the amount of time spent rendering such consulting advice shall be determined according to the Financial Advisor's discretion.

         The Financial Advisor's duties shall include, but will not necessarily be limited to, rendering the following services to the Company:

                  (a) Study and review the business, operations, and historical financial performance of the Company (based upon management's forecast of financial performance) so as to enable the Financial Advisor to provide advice to the Company;.

                  (b) Assist the Company in attempting to formulate the optimum strategy to meet the Company's working capital and capital resources needs;

                  (c) Assist in the formulation of the terms and structure of any reasonable proposed private placement equity or private placement debt financing transaction involving the Company ("Transaction");

                  (d) Assist in any presentation to the Board of Directors of the Company, as requested, in connection with a proposed Transaction; and

                  (e) Advise the Company as to the expected reaction of the financial community to any Transaction and assist in determining the optimum means of communicating the pertinent aspects, such as strategic considerations, benefits to the Company and financial impact, to the financial community.

         3. TERM. The term of this Agreement shall be for one (1) year commencing from the date of this Agreement ("Commencement Date,); provided, however, that this Agreement may be renewed or extended upon ouch terms and conditions as may be mutually agreed upon by the parties hereto.

         4. FINANCIAL ADVISORY FEE. Upon the execution of this Agreement, the Company shall sell to the Financial Advisor and/or persons designated by the Financial Advisor ("holders"), for an aggregate purchase price of ten dollars ($10), Common Stock Purchase Warrants (the "Warrants") for the purchase of an aggregate of 500,000 shares of the Company's Common Stock at exercise prices as reflected below:

                 NUMBER OF WARRANTS                      EXERCISE PRICE
                 ------------------                      --------------
                       300,000                                $1.00
                       100,000                                $2.00
                       100,000                                $4.00

         The Warrants may be exercised in whole or in part, at any time, and from time to time, during the five (5) year period following the date of this Agreement.

         In the event the shares of common stock underlying the Warrants (the "Shares") are not registered under the Securities Act of 1933, as amended (the "Act") when exercised and issued, the certificates representing the Shares shall bear the following legend;

         The securities represented by this certificate may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act and applicable state securities laws is available.

         If at any time after the date of this Agreement, the Company shall register any of its securities or securities of selling stockholders for sale pursuant to a Registration Statement under the Act, or file a Notification on Form 1-A, or otherwise register securities under the Act (collectively the "Registration Documents"), the Company shall be required to register all 500,000 Shares by offering all of the holders of the Warrants and/or the Shares the opportunity to register the Shares without cost to the holders thereof, except for costs of brokerage commissions and costs of any counsel to the holders. In connection with these registration rights, the Company shall give all of the holders of the Warrants and/or Shares notice by certified or registered mail, return receipt requested, at least twenty (20) business days prior to the filing of such Registration Document, of the Company's intent to register the Shares. The Company agrees to periodically advise the holders of the status of the Registration Statement, and the effective date of the registration statement. In addition, the Company agrees to deliver copies of the final prospectus to each of the holders.

         If during the period for two (2) years from the date of this Agreement, the Company shall subsequently register any of its securities or securities of selling stockholders for sale pursuant to a Registration Statement under the Act, or file a Notification on Form 1-A, or otherwise register securities under the Act (collectively the "Subsequent Registration Documents"), other than under a Registration Statement pursuant to Form S-4 or S-8, and the holders still own any Warrants and/or Shares, the Company shall be required to offer all of such holders of the Warrants and/or the Shares the opportunity to. register the Shares without cost to the holders thereof, except for coats of brokerage commissions and/or costs counsel to such holders. In connection with these piggyback registration rights, the Company shall give all of the holders of the Warrants and/or Shares notice by certified or registered mail, return receipt requested, at least twenty (20) business days prior to the filing of each such Registration Document. If the Financial Advisor and/or such holders of the Warrants and/or Shares notify the Company within fifteen (15) days after receipt of any such notice of its or their desire to include any of such Shares in such proposed Subsequent Registration Documents, the Company shall afford the Financial Advisor and such holders of such Warrants and/or Shares the opportunity to have any Shares registered under such Registration Documents.

         In connection with any registration filed pursuant to Subsequent Registration Documents pursuant to this Section 4 involving an underwritten offering, if the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of Shares requested to be included in such registration would have a material adverse effect on such offering (including, without limitation, a material decrease in the price at which such securities can be sold), then the amount of Shares included in the offering shall be reduced and the Shares and the other securities to be offered shall participate in such offering as follows: (i) securities to sold by the Company shall have priority over all securities to offered by stockholders of the Company, including the Holders and (ii) if securities in the excess of the Company's securities can, in the good faith judgment of such managing underwriter or underwriters, successfully be marketed in such offering, the Shares and the other securities to be offered by stockholders of the Company, including the Holders, shall be included in such offering, subject to reduction pro rata in proportion to the number of securities proposed to be included in such offering by the Holders and other stockholders (based on underlying numbers of shares of Common Stock).

         During such time as the Warrants are outstanding, the Company agrees not to merge, reorganize, or take any action which would terminate the Warrants without first making adequate provisions for the Warrants and Shares. other terms regarding the rights of the holders of the Warrants are included in the Warrant Certificate to be issued pursuant to this paragraph.

         In addition, as further compensation for the financial services provided pursuant to this Agreement, the Company agrees to pay to the Financial Advisor an aggregate of $200,000, Such funds shall be payable at the rate of $40,000 per month for five (5) months, and the initial payment shall be due on the first day of the month following the date of this Agreement. The remaining four (4) payments shall be due an the first day of each successive month after the date of the initial payment.

         5. FINANCING FEE. In the event the Financial Advisor introduces, or otherwise participate in effecting a Financing for the Company in a public debt and/or equity transaction, pursuant to which the Company obtain financing or other consideration, the Financial Advisor shall receive a Financing Fee in addition to the Financial Advisory Fee and any other fee to be received pursuant to this Agreement, which shall be mutually determined between the Company and the Financial Advisor at the time of any such Financing.

         6. INDEMNIFICATION. In the performance of its services, the Financial Advisor shall be obligated to act only in good faith, and shall not be liable to the Company for errors in judgment not the result of willful misconduct. The Company shall indemnify and hold harmless the Financial Advisor against any and all liabilities, claims, lawsuits, including any and all awards and/or judgments to which it may become subject under the Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arise out of or are in connection with the services rendered by the Financial Advisor or any transactions in connection with this Agreement, except for any liabilities, claims and lawsuits (including awards and/or judgments), arising out of illegal acts, willful misconduct or willful omissions of the Financial Advisor. In addition, the Company shall also indemnify and hold harmless the Financial Advisor against any and all reasonable costs and expenses incurred relating to the foregoing.

         The Financial Advisor shall give the Company prompt notice of any such liability, claim or lawsuit which the Financial Advisor contends is the subject matter of the company's indemnification and the Company thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

         The Financial Advisor shall indemnify and hold the Company harmless against any and all liabilities, claims and lawsuits, including any and all awards and/or judgments to which it may become subject under the Act, the 1934 Act or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arising out of or are based upon illegal acts, willful misconduct or willful omissions of the Financial Advisor. in addition, the Financial Advisor shall also indemnify and hold the Company harmless against any and all reasonable costs and expenses incurred relating to the foregoing.

         The Company shall give the Financial Advisor prompt notice of any such liability, claim or lawsuit which the Company contends is the subject matter of the Financial Advisor's indemnification and the Financial Advisor thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise or dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

         7. THE FINANCIAL ADVISOR AS AN INDEPENDENT CONTRACTOR. The Financial Advisor shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that the Financial Advisor shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

         8. Miscellaneous.

         (a) This Agreement between the Company and the Financial Advisor constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

         (b) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent postage prepaid by certified or registered mail, return receipt requested, to the respective parties as set forth below, or to such other address as either party may notify the other in writing:

                  If to the Company:                 Ross Love, President
                                                     Corpas Investments, Inc.
                                                     2931 Third Street
                                                     Santa Monica, CA  90405

                  If to the Financial Advisor:       Glenn Desort, President
                                                     D.R.F.W. Group, Inc.
                                                     1041 Boca Cove Lane
                                                     Highland Beach, FL  33487

         (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

         (d) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

         (e) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

         (f) This Agreement shall be construed in accordance with and governed by the laws of the state of Florida, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Palm Beach County, Florida, and they hereby submit to the exclusive jurisdiction of the courts of the State of Florida located in Palm Beach County, Florida and of the federal courts in the Southern District of Florida with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in sub-paragraph (b) above.

         (g) This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Financial Advisor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                    Very truly yours,

                                    CORPAS INVESTMENTS, INC.



                                    By: /s/ Ross Love
                                        ----------------------------------------
                                        Ross Love, President

                                    D.R.F.W. GROUP, INC.

                                    By: /s/ Glenn Desort
                                        ----------------------------------------
                                        Glenn Desort, President